Exhibit 99.1

HeartCore’s Go IPO Client, rYojbaba Co., Ltd., Begins Trading on the Nasdaq Stock Market

NEW YORK and TOKYO, August 18, 2025 (GLOBE NEWSWIRE) -- HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and consulting services company based in Tokyo, announced its Go IPO client, rYojbaba Co., Ltd. (“rYojbaba”), has successfully commenced trading under the symbol “RYOJ” on the Nasdaq Capital Market. HeartCore was compensated through an aggregate $500,000 in initial fees and warrants to acquire 3% of rYojbaba’s common stock, on a fully diluted basis, which total up to approximately $1.35 million as of August 14, 2025.

Pursuant to the initial agreement, the Company assisted rYojbaba throughout the listing process, including the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering, providing general support services, assisting in the preparation of the F-1 filing, and more.

“I am pleased to announce the successful listing of our client, rYojbaba, on the Nasdaq Capital Market,” said HeartCore CEO Sumitaka Kanno. “This milestone not only represents a major achievement for our client but also is an encouraging sign for broader IPO activity, particularly within the micro- and small-cap realm. So far this year, we’ve signed two new Go IPO clients, highlighting our commitment to continue expanding our client base and deepening our engagement across Japan and the broader Asia-Pacific region. Additionally, several of our other Go IPO clients are progressing well in their IPO journey, and we may see one or more further listings later this year or in early 2026. Our Go IPO business continues to serve as a valuable growth engine, offering opportunistic revenue upside. We anticipate that the warrants we received as part of our services will contribute meaningfully to our third quarter  revenue and look forward to supporting our other Go IPO clients through their journey toward a U.S. listing.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, with offices in New York and San Francisco, CA, HeartCore is a leading enterprise software and IPO consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design.

HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises.

HeartCore’s Go IPOSM consulting service helps Japanese-based companies go public in the U.S.

Additional information about the Company's products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

John Yi and Steven Shinmachi

HTCR@gateway-grp.com

(949) 574-3860